Earnings Review
Second Quarter 2015

PHOENIX

August 11, 2015

Important Disclosures

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. We intend for these forward-looking statements to be covered by the safe harbor provisions of the federal securities laws relating to forward-looking statements. These forward-looking statements include statements relating to, or representing management's beliefs about, future events, transactions, strategies, operations and financial results, including, without limitation, our expectation to provide information within anticipated timeframes and otherwise in accordance with law, the outcome of litigation and claims as well as regulatory examinations, investigations, proceedings and orders arising out of the restatement and the failure by Phoenix and its wholly owned subsidiary, PHL Variable Insurance Company, to file SEC reports on a timely basis, potential penalties that may result from failure to timely file statutory financial statements with state insurance regulators, and Phoenix's ability to satisfy its requirements under, and maintain the listing of its shares on, the NYSE. Such forward-looking statements often contain words such as "will," "anticipate," "believe," "plan," "estimate," "expect," "intend," "is targeting," "may," "should" and other similar words or expressions. Forward-looking statements are made based upon management's current expectations and beliefs and are not guarantees of future performance. Our ability to maintain a timely filing schedule with respect to our SEC filings is subject to a number of contingencies, including but not limited to, whether existing systems and processes can be timely updated, supplemented or replaced, and whether additional filings may be necessary in connection with the restatements. Our actual business, financial condition or results of operations may differ materially from those suggested by forward-looking statements as a result of risks and uncertainties which include, among others, those risks and uncertainties described in any of our filings with the SEC. Certain other factors which may impact our business, financial condition or results of operations or which may cause actual results to differ from such forward-looking statements are discussed or included in our periodic reports filed with the SEC and are available on our website at www.phoenixwm.com under "Investor Relations." You are urged to carefully consider all such factors. We do not undertake or plan to update or revise forward-looking statements to reflect actual results, changes in plans, assumptions, estimates or projections, or other circumstances occurring after the date of this presentation even if such results, changes or circumstances make it clear that any forward-looking information will not be realized. If we make any future public statements or disclosures which modify or impact any of the forward-looking statements contained in or accompanying this presentation, such statements or disclosures will be deemed to modify or supersede such statements in this presentation.

In addition to financial measures presented in accordance with Generally Accepted Accounting Principles ("GAAP"), we use non-GAAP financial measures such as operating income (loss), as well as components of and financial measures derived from operating income (loss), in evaluating our financial performance. Net Income (loss), as well as components of and financial measures derived from net income (loss) are the most directly comparable GAAP measures. Our non-GAAP financial measures should not be considered as substitutes for net income and net income per share. Therefore, investors should evaluate both GAAP and non-GAAP financial measures when reviewing our performance. Investors should note that our calculation of these measures may differ from similar measures used by other companies. Operating income, and components of and measures derived from operating income, are internal performance measures we use in the management of our operations, including our compensation plans and planning processes. In addition, management believes that these measures provide investors with additional insight into the underlying trends in our operations.

More detailed financial information, including reconciling information regarding our non-GAAP financial measures, can be found in our financial supplement for the second quarter of 2015 and our earnings release for the second quarter of 2015, both of which are available on our Web site, www.phoenixwm.com in the Investor Relations section.

Agenda

PHOENIX

- Overview
- Financial Results
- Investments
- Business and Strategy Update
- Q & A

Overview

PHOENIX

- Second quarter GAAP net loss primarily driven by adverse mortality and still elevated but declining financial reporting expenses; offset by impact of higher interest rates
- Increase in statutory surplus and risk-based capital ratios primarily driven by completion of intercompany reinsurance treaty and higher interest rates
- De-stacking approved and effective as of July 1, 2015
- COI legal settlement proceeding; opt-out period concluded
- Growth in fixed indexed annuity and life sales
- Continued increase in Saybrus revenue and earnings
- High quality investment portfolio with continued low impairments

2Q15 GAAP Results

PHOENIX

	2Q14	3Q14	4Q14	1Q15	2Q15
PNX Net Income (Loss)	$(22.4)	$(22.4)	$(140.3)	$(74.0)	$(22.6)
PNX Net Income (Loss) Per Share	$(3.90)	$(3.90)	$(24.40)	$(12.87)	$(3.93)
Other Comprehensive Income (Loss) (OCI)	$20.2	$(7.2)	$(55.1)	$(2.2)	$(28.6)

	As of 12/31/14	As of 3/31/15	As of 6/30/15
Total Stockholders' Equity Attributable to PNX	$326.6	$250.4	$199.2
Total Stockholders' Equity Excluding AOCI	$561.0	$487.0	$464.4

Drivers:

- Unfavorable mortality in the open block, primarily UL, contributed approximately $35 million to the net loss
- External financial reporting expenses of $13.4 million are elevated but declining
- Higher interest rates improved net income by approximately $18 million
- Decrease in stockholders' equity and book value per share driven by
  - Net loss
  - Higher interest rates which resulted in a decrease of $356.2 million in the market value of investments that, after actuarial offsets, resulted in a loss of $30.3 million of other comprehensive income

$ in millions, except per share amounts

2Q15 Mortality Results

PHOENIX

Total Net Death Claims



$260
$240
$220
$200
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$63
$57
$69
$84
$76
$56
$77
$72
$124
$107
$78
$94
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Open Block
Closed Block
Expected Net Claims

Open Block Net Death Claims



$120
$100
$80
$60
$40
$20
$0
$57
$84
$56
$72
$107
$94
1Q14
2Q14
3Q14
4Q14
1Q15
2Q15
Open Block Net Claims
Expected Net Claims

- 2Q15 overall net claims were $11 million unfavorable compared with expectations
  - Open block net claims were $23 million higher than expected
  - Closed block net claims were $12 million lower than expected
- Unfavorable mortality in the open block, primarily UL, contributed approximately $35 million to the 2Q15 GAAP net loss

Based on Statutory Death Benefits
$ in millions

Long-Term Mortality Results Remain Favorable

PHOENIX

Net Death Claims –
Cumulative Quarterly Actual versus Expectations



$3,500
3,000
2,500
2,000
1,500
1,000
500
-
3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6 9 12 3 6
2010
2011
2012
2013
2014
2015
Cumulative Expected
Cumulative Actual

$ in millions

- Cumulative actual net claims vs. expected remain favorable over periods since 2010
- No change in future mortality assumptions
- UL cumulative net claims also remained favorable over periods since 2010

Expenses

PHOENIX



$308
$103
$205
$75 million
$35 million
$198
$28
$170
2014
2018 Target
Other Controllable Expenses[1]
External Financial Reporting Expenses



External Financial Reporting Expenses
$64
$31 million
$33
1H14
1H15
Other External Financial Reporting Support
Auditor
Remediation

- Targeting $110 million of reductions by the end of 2017; $75 million of external financial reporting expenses and $35 million of other operating expenses
- External financial reporting expenses have decreased $31 million in the first half of 2015

[1] Controllable Expenses equal GAAP Other Operating Expenses excluding commissions and sales incentives, net of deferrals; reinsurance allowances, net of deferrals; and premium taxes

$ in millions

2Q15 Statutory Results

PHOENIX

Phoenix Life (PLIC)



337%
334%
288%
356%
$735
$752
$590
$817
2013
2014
As of 3/31/15
As of 6/30/15
Statutory Surplus & AVR
RBC Ratio

- PLIC statutory surplus and AVR increased $227 million to $817 million in the second quarter
- 2Q15 net gain from operations of $24 million; year-to-date net gain from operations of $20 million

PHL Variable (PHLVIC)



281%
218%
122%
201%
$235
$214
$102
$206
2013
2014
As of 3/31/15
As of 6/30/15
Statutory Surplus & AVR
RBC Ratio

- PHLVIC statutory surplus increased $104 million to $206 million in the second quarter
- 2Q15 net gain from operations of $88 million; year-to-date net gain from operations of $12 million

$ in millions
Note: 6/30/15 statutory results are preliminary

Intercompany Reinsurance Treaty Completed

PHOENIX

	PLIC	PHLVIC	Total
Total Net Ceding Commission	$101.0	$(101.0)	$ -
Cash Flow Testing (CFT) UL reserves released	-	153.5	153.5
Total surplus and capital impact, including CFT	**101.0**	**52.5**	**153.5**
Additional DTA on above	25.0	13.1	38.1
Total surplus & capital impact, including DTA	**$126.0**	**$65.6**	**$191.6**

- Effective June 30, 2015, PLIC reinsured 80% of the "GEO" block (a pre-1986 block of COLI) to PHLVIC
- Increase of $65.6 million and $191.6 million to PHLVIC and PLIC surplus and AVR, respectively
- No impact on PNX GAAP results

$ in millions

De-stacking

PHOENIX



The Phoenix Companies, Inc.
PLIC (NY)
Saybrus
Other Subs
PM Holdings
PHLVIC (CT)
PLAC (CT)
APLAR (CT)
Non-life Subs

- De-stacking approved by the regulators and effective as of July 1, 2015
- Completed through an extraordinary dividend of PHLVIC, PLAC and APLAR from PLIC to Phoenix
- Company will report statutory results on a de-stacked basis beginning with the third quarter of 2015
- De-stacking will lower PLIC surplus by the June 30, 2015 carrying value of PHLVIC, PLAC and APLAR ($228 million); PLIC RBC ratio will improve by approximately 50 percentage points due to lower risk
- De-stacking will have no impact on PHLVIC surplus or RBC

Note: PLAC = Phoenix Life and Annuity Company; APLAR = American Phoenix Life and Reassurance Company

Holding Company Liquidity

PHOENIX

Holding Company Cash & Debt Securities[1]

	Actual 6/30/15	Projected 12/31/15
Beginning Balance	**$78**	**$65**
Sources		
Dividends	30	33
Net Taxes	5	3
Other	3	3
Total Sources	**38**	**39**
Uses		
Operating Expenses	38	13
Interest Expense	10	10
Other	3	6
Total Uses	**$51**	**$29**
Change	(13)	10
Ending Balance	**$65**	**$75**

> Remaining PLIC dividend capacity of $30 million was paid to the holding company in July

> Significant reductions in expenses during the second half of 2015

> No future dividends from Phoenix Life to PHL Variable

> Approximately $75 million of holding company liquidity projected for year-end 2015; well above our $50 million internal threshold

[1] Includes non-affiliated debt securities
$ in millions

2Q15 Net Investment Income

PHOENIX

Net Investment Income


$191.5
$202.3
$93.7
$95.0
$97.8
$107.3
2Q14
2Q15
Open Block
Closed Block

Sources of Net Investment Income

	2Q14	2Q15
Long Term Debt	$144.0	$150.7
Private Equity	3.3	5.6
Mezzanine Funds	3.0	7.3
Policy Loans	41.3	41.8
Other[1]	(0.1)	(3.1)
Total	**$191.5**	**$202.3**

$ in millions

[1] Includes direct equity, hedge and infrastructure funds, mortgage and real estate funds, other partnership interests, fair value investments, investment expenses and other

2Q15 Impairments

PHOENIX

GAAP Impairments

	2Q14	3Q14	4Q14	1Q15	2Q15
Structured Bonds	$ -	$ -	$ -	$ 0.2	$ -
Private Corporate	-	-	-	-	-
Public Corporate	-	3.2	2.8	1.3	1.1
Total Credit Impairments	**-**	**3.2**	**2.8**	**1.5**	**1.1**
Total Equity Impairments	**1.0**	**0.7**	**0.2**	**6.9**	**-**
Total Impairments	**1.0**	**3.9**	**3.0**	**8.4**	**1.1**
Gains from Sales of Previously Impaired Debt Securities	1.8	1.6	7.4	3.4	1.7
Net Impairment Losses	**$(0.8)**	**$2.3**	**$(4.4)**	**$5.0**	**$(0.6)**

$ in millions

Portfolio Quality

PHOENIX

	As of 12/31/11	As of 12/31/12	As of 12/31/13	As of 12/31/14	As of 6/30/15
Investment Grade Bonds	91.9%	91.8%	92.9%	93.3%	92.8%
Below Investment Grade (BIG) Bonds	8.1%	8.2%	7.1%	6.7%	7.2%
Percentage of BIG in NAIC 3	58.8%	64.2%	64.6%	63.4%	63.1%
Percentage of BIG in NAIC 4-6	41.2%	35.8%	35.4%	36.6%	36.9%

As of a percent of available-for-sale debt securities

Energy Exposure

PHOENIX

- $1.07 billion or 6.4% of invested assets
- 87.8% of energy sector bonds rated investment grade
- Net unrealized gain of $23.2 million for bonds as of June 30, 2015
- Largest subsector is midstream/MLPs followed by Exploration & Production/Integrated
- Three direct equity investments total less than $25 million; one energy-related private equity funds less than $5 million

Portfolio Initiatives

PHOENIX

- Completed portfolio duration extension programs for fixed indexed annuity and universal life portfolios
- Duration extensions based on updated Asset-Liability modeling
- Additional duration extension planned for 3rd and 4th quarters of 2015
- These programs increase investment income and reduce risk

Life and Annuity Sales

PHOENIX

Annuity Deposits


$682.9
$770.9
$371.4
$410.8
2013
2014
1H14
1H15

Life Premium


$2.4
$4.8
$1.2
$8.8
2013
2014
1H14
1H15

$ in millions

Growth at Saybrus

PHOENIX

Saybrus Revenue


$26.8
$37.5
$16.9
19%
$20.1
2013
2014
1H14
1H15

Saybrus EBITDA


$3.5
$6.3
$2.5
40%
$3.5
2013
2014
1H14
1H15

$ in millions

Progress on Strategic Initiatives

PHOENIX

Taking Action for Sustainable Growth

Financial Controls	Capital Management	Expense Management	Organizational Effectiveness	Profitable Growth
• Remediation of material weaknesses underway • Resumed timely filing with 2014 10-K	• Completed reinsurance treaty; improved statutory capital • Managed product portfolio to conserve capital • Extended duration in certain product portfolios	• External financial reporting expenses are down $31 million year-to-date • $20 million of other operating expense reductions identified	• Reducing staffing levels through reductions in force, attrition and retirement	• Steady life and annuity sales growth • Saybrus earnings at record level • Expanded third party distribution with Eagle Life partnership

Summary

PHOENIX

> Mixed financial results
> Completion of intercompany reinsurance treaty
> Progress in expense reductions
> Growth in new business

PHOENIX